Exhibit 99.1

Schedule of Cash Receipts and Disbursements
Form MOR-1

	Bank Accounts					Current Month		Cumulative Filing to Date
	Oper (old) 3381	Oper (new) 6258	Lockbox 4003	Payroll 3391	FSA 3987	Actual	Projected	Actual	Projected
CASH BEGINNING OF MONTH	1,215.39	257,712.93	160,932.27	7,058.83	3,907.78	430,827.20	250,000.00	70,563.06	34,893.31

RECEIPTS
CASH SALES	-	-	-	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	79,242.30	-	1,176,876.05	-	-	1,256,118.35	1,241,672.30	3,453,770.61	3,491,672.30
LOANS AND ADVANCES	-	-	-	-	-	-	-	924,729.37	1,029,473.12
SALE OF ASSETS	-	-	-	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	1,471.52	-	-	1,471.52	-	17,567.00	-
TRANSFERS (FROM DIP ACCTS)	57,000.00	1,052,663.55	-	768,310.90	5,000.00	1,882,974.45	977,657.51	2,580,451.47	977,657.51
TOTAL RECEIPTS	136,242.30	1,052,663.55	1,178,347.57	768,310.90	5,000.00	3,140,564.32	2,219,329.81	6,976,518.45	5,498,802.93

DISBURSEMENTS
NET PAYROLL	-	(28,685.94)	-	(706,827.68)	-	(735,513.62)	(829,277.81)	(1,667,182.95)	(1,890,027.81)
PAYROLL TAXES	-	-	-	(60,798.25)	-	(60,798.25)	(57,490.40)	(331,453.99)	(357,490.40)
SALES, USE, & OTHER TAXES	-	(1,696.75)	-	-	-	(1,696.75)	(500.00)	(9,476.31)	(24,000.00)
INVENTORY PURCHASES	(103,832.83)	(177,280.68)	-	-	-	(281,113.51)	(652,000.00)	(823,467.62)	(1,202,000.00)
SECURED/ RENTAL/ LEASES	-	(55,626.35)	-	-	-	(55,626.35)	(70,000.00)	(127,212.76)	(140,000.00)
INSURANCE	-	(65,678.70)	-	-	(4,586.64)	(70,265.34)	(86,883.27)	(215,527.60)	(231,999.70)
ADMINISTRATIVE	-	(1,218.73)	-	-	-	(1,218.73)	-	(7,469.57)	-
SELLING	-	-	-	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	(207,001.79)	-	-	-	(207,001.79)	(147,290.76)	(442,923.09)	(487,290.76)

OWNER DRAW *	-	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	(1,228,950.88)	-	-	(1,228,950.88)	-	(3,155,362.20)	-
						-
PROFESSIONAL FEES	-	(264,843.62)	-	-	-	(264,843.62)	(375,887.57)	(829,843.62)	(950,887.57)
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	(1,750.00)	-
TOTAL DISBURSEMENTS	(103,832.83)	(802,032.56)	(1,228,950.88)	(767,625.93)	(4,586.64)	(2,907,028.84)	(2,219,329.81)	(7,611,669.71)	(5,283,696.24)

NET CASH FLOW	32,409.47	250,630.99	(50,603.31)	684.97	413.36	233,535.48	-	(635,151.26)	215,106.69

CASH - END OF MONTH	33,624.86	508,343.92	110,328.96	7,743.80	4,321.14	664,362.68	250,000.00	(564,588.20)	250,000.00

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS									(2,907,028.84)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS									(1,228,950.88)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)									-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES									(4,135,979.72)

1035 · SVB Lockbox 4003 -Other Deposits
NC DOR	1,287.08
News America Marketing	184.44
	1,471.52

1031 · SVB Operating 6258-Other Disbursements
Urban Airship, Inc.	217.98
Cogent Communications	400.00
Symantec Corporation	2,254.84
SEC Connect	4,000.00
Gibson & Assoc	3,038.75
Hardwell Acquisition, LLC	9,687.50
Internap Network Services	42,562.66
LOCAiD, Inc	98.12
Mobile Giving Foundation	350.00
VSP	439.04
Verizon Wireless	524.37
Verizon Act#2126950415	550.98
Vehicle	850.00
ABL Brand Consulting	5,966.44
Ad Juster, Inc.	709.68
TW Telecom	997.10
Tableau Software, Inc	547.50
Citrix Online	232.14
Comcast (Bellevue)	124.72
Comcast-877130-011-1605584-Chicago Cable	223.83
Culligan	35.59
Deluxe Checks	410.15
Ernest Leitch	540.00
Free Vector Advisors	680.00
Rosenbaum & Silvert	4,346.00
Richardson & Patel LLP	110.00
Infinite	491.77
Open Market	17,408.66
Cory Johnson	400.00
The Hanover Insurance Group	5,705.96
Standard Parking	3,942.00
FP Mailing Solutions	100.00
Rosenbaum & Silvert	2,120.00
Sito Mobile Solutions	29,777.40
Clark Nuber	10,000.00
Clark Nuber	1,500.00
Yes,Inc. - Wire Only	3,827.42
Ensighten	2,996.67
XO One and XO Communications	6,201.73
Vehicle	5,000.00
TW Telecom	997.10
Thomas Thayer Denman	8,352.50
Cogent Communications	400.00
Solium Capital LLC	1,375.00
Culligan	35.59
De Lage Landen Financial Services, Inc	2,433.95
Ensighten	4,350.00
Shred-It WA	52.97
Glance Network	2,235.00
Rackspace Hosting	738.05
Quotemedia, Inc.	706.00
Quest	846.78
IDiscover	4,072.78
Polestar Benefits, Inc	87.18
Poland Springs Water	108.12
New Relic	2,737.50
Manhattan Transfer Registrar	489.19
Mediant Communications LLC	130.56
Merrill Communications, LLC	2,483.02
Mobile Giving Foundation	2,501.50
Mobile Giving Foundation	2,500.00
	207,001.79

Hipcricket Cash Disbursments Journal

Account	Type	Date	Num	Name	Memo	Debit	Credit	Net
1030 · SVB Operating 3381	Bill Pmt -Check	03/06/2015	DED030615	American Express			56,375.43	(56,375.43)
1030 · SVB Operating 3381	Bill Pmt -Check	03/27/2015	DED033015W	American Express	Payment on Amex Statement PostPetition		47,457.40	(47,457.40)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14075	110 Atrium Place			35,396.17	(35,396.17)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14090	ABL Brand Consulting	Leach Consulting 2-16 to 2-27-15		5,966.44	(5,966.44)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/11/2015	DED031515W	Acuity Ads Inc.	March 2015		25,000.00	(25,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/20/2015	DED032015W	Acuity Ads Inc.	March 2015		15,000.00	(15,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14094	Ad Juster, Inc.	Jan 2015 publisher dasboard (prorated 1/21-1/31)		709.68	(709.68)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/19/2015	14126	Aetna Inc.	ACCOUNT: 85081979/1001		53,090.18	(53,090.18)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/19/2015	14125	Aetna-Life			3,213.83	(3,213.83)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/03/2015	DED030315W	American Funds- 401K	401K 2-1715		16,842.97	(16,842.97)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/17/2015	DED031715	American Funds- 401K	401K 3-15-15		11,842.97	(11,842.97)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14116	BankDirect Cap Finance - E&O	Loan #468882		5,104.43	(5,104.43)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14095	Citrix Online	625872		232.14	(232.14)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/16/2015	14124	Clark Nuber			10,000.00	(10,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/16/2015	14123	Clark Nuber	Progress billing for Audit of Emp Benefit Plan for 12-31-14 thru 1-16-15		1,500.00	(1,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14076	Cogent Communications	HIPCRICK90001		400.00	(400.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14129	Cogent Communications	HIPCRICK90001		400.00	(400.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14096	Colonial Life	BCN# E3841657-0000		285.00	(285.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14098	Comcast (Bellevue)	8498330081899828		124.72	(124.72)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14097	Comcast-877130-011-1605584-Chicago Cable	8771300111605584		223.83	(223.83)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14077	Concourse Owner V/VI, LLC			17,525.36	(17,525.36)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14130	Concourse Owner V/VI, LLC			701.90	(701.90)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/05/2015	14118	Cory Johnson			400.00	(400.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14099	Culligan	Feb 2015		35.59	(35.59)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14131	Culligan	March 2015		35.59	(35.59)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14132	De Lage Landen Financial Services, Inc	(April2015) 24 month Lease for Sirius Computer Equipment - GA		2,433.95	(2,433.95)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14100	Deluxe Checks			410.15	(410.15)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14078	DUS Management, Inc.	Mar 2015		2,002.92	(2,002.92)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14133	Ensighten	1st 3-24-15 to 06-23-15		4,350.00	(4,350.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/23/2015	14127	Ensighten	4th Qtr 1-21-15 to 3-23-15		2,996.67	(2,996.67)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14101	Ernest Leitch	Swf html conversion 1-29-15		540.00	(540.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14134	Flex Plan Services, Inc.	Total Invoice $692.04 Paid $279.26 Check #14039. Annual Plan year Post Fee 565.48/Annual Partici...		412.78	(412.78)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14102	Flex Plan Services, Inc.	Feb 2015		85.00	(85.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	DED030915	FP Mailing Solutions	Postage		100.00	(100.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14103	Free Vector Advisors			680.00	(680.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14088	Gibson & Assoc	Denhman Recruiting Fee.		3,038.75	(3,038.75)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14135	Glance Network	01-21-15 to 01-21-2016 Web Conference application used by Sales to demo our product and help cli...		2,235.00	(2,235.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/18/2015	DED031815W	Go2Mobi	Mar 2015		5,500.00	(5,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	DED030415W	Go2Mobi	Mar 2015		3,000.00	(3,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/16/2015	DED031615W	Go2Mobi	Mar 2015		3,000.00	(3,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/18/2015	DED031815W	Greenberg Traurig LLP	Post-Petition (DIP Legal Fees SITO)		50,000.00	(50,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14087	Greenberg Traurig LLP	Pre-Petition (DIP Financing Invoice billed to SITO)		35,136.25	(35,136.25)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14079	Greenberg Traurig LLP	Post-Petition (DIP Financing Invoice billed to SITO)		14,863.75	(14,863.75)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14080	Hardwell Acquisition, LLC	t57087		9,687.50	(9,687.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14136	IDiscover			4,072.78	(4,072.78)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14104	Infinite	Account # IC24844		491.77	(491.77)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/18/2015	DED031815W	InMobi Pte Ltd	Mar 2015		9,000.00	(9,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/06/2015	030615W	InMobi Pte Ltd	Mar 2015		5,000.00	(5,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14081	Internap Network Services	31387164		42,562.66	(42,562.66)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14137	IPFS Corporation	CAF-248410		3,487.48	(3,487.48)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/18/2015	DED031815W	Jampp-Wire	March 2015		3,500.00	(3,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14138	LiveRail	Jan 2015		1,119.99	(1,119.99)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14083	LOCAiD, Inc	Service dates prorated 1/21/15-1/31/15		98.12	(98.12)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14139	Manhattan Transfer Registrar			489.19	(489.19)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14140	Mediant Communications LLC	Notice of Commencement		130.56	(130.56)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14141	Merrill Communications, LLC	Jan 26 to 02-25-15		2,483.02	(2,483.02)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14158	Mobile Giving Foundation	April 2015		2,501.50	(2,501.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14142	Mobile Giving Foundation	March 2015		2,500.00	(2,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/03/2015	14089	Mobile Giving Foundation	App Fee Justin Crisis Fund		350.00	(350.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/11/2015	DED031515W	Mobilewalla, Inc.	March 2015		52,000.00	(52,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/27/2015	32715	Mobilewalla, Inc.	March 2015		25,000.00	(25,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14105	Mobivity, Inc			412.09	(412.09)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14143	Mobivity, Inc			315.15	(315.15)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14144	Neustar Info Services, INC	HIPC01		7,933.45	(7,933.45)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14145	Neustar, Inc - Quova	QVA10136		500.00	(500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14146	New Relic	Service dates 02-27 to 03-26-15 post		2,737.50	(2,737.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/16/2015	14122	Noam J. Cohen, P.A.	Imedia Collection		3,500.00	(3,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14106	Open Market	797-140-933-94678		17,408.66	(17,408.66)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	DED030415W	Pachulski Stang Ziehl & Jones LLP	Perkins $30K Pachulski $75K Creditor's Commitee $10K Held in Trust		115,000.00	(115,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/12/2015	DED031215W	Pachulski Stang Ziehl & Jones LLP	Perkins $30K Creditor's Commitee $10K Held in Trust		40,000.00	(40,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14147	Poland Springs Water	Account: 0437191786		108.12	(108.12)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14148	Polestar Benefits, Inc			87.18	(87.18)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14149	Quest	Jan Post 01-21 to 01-31-15 and Feb		846.78	(846.78)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14150	Quotemedia, Inc.			706.00	(706.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14151	Rackspace Hosting	813460		738.05	(738.05)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14107	Richardson & Patel LLP	Jan 2015 Post-pet		110.00	(110.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14108	Rosenbaum & Silvert	Jan 2015 Post Pet		4,346.00	(4,346.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14119	Rosenbaum & Silvert	Feb 2015 Patent #6154-101		2,120.00	(2,120.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14109	Rust Consulting Inc			6,343.62	(6,343.62)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14084	SEC Connect			4,000.00	(4,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14152	Shred-It WA	2-26-15		52.97	(52.97)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/10/2015	DED031015w	Sito Mobile Solutions	Sito Interest 01-26 to 02-28-15		29,777.40	(29,777.40)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14153	Solium Capital LLC	Option Ease Software 02-01 to 02-28-15		1,375.00	(1,375.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14120	Standard Parking	Mar 2015		3,942.00	(3,942.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	DED030415W	StrikeAd, Inc.			10,500.00	(10,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/18/2015	DED031815W	StrikeAd, Inc.			10,500.00	(10,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14085	Symantec Corporation	Service dates prorated 1/21-15-1/31/15		2,254.84	(2,254.84)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14110	Tableau Software, Inc			547.50	(547.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14117	The Hanover Insurance Group	1510436166-001-000		5,705.96	(5,705.96)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14154	Thomas Thayer Denman	02-23 to 03-13-15		8,352.50	(8,352.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14111	TW Telecom	334293		997.10	(997.10)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14155	TW Telecom	334293		997.10	(997.10)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14086	Urban Airship, Inc.	52595		217.98	(217.98)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14156	Vehicle	March Platform Fee		5,000.00	(5,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14112	Vehicle	Feb		850.00	(850.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14113	Verizon Act#2126950415	Acct: 2126950415779744		550.98	(550.98)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14114	Verizon Wireless	Jan 2015		524.37	(524.37)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14115	VSP	March 2015 premiums		439.04	(439.04)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14157	XO One and XO Communications			6,201.73	(6,201.73)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/20/2015	DED032015W	Yes,Inc. - Wire Only			3,827.42	(3,827.42)
1037 · SVB Payroll 3991	Bill Pmt -Check	03/20/2015	DED032015W	ADP, Inc.	Payroll 3-1515		675.15	(675.15)
1037 · SVB Payroll 3991	Bill Pmt -Check	03/06/2015	DED030615	ADP, Inc.	Payroll 2-28-15		495.77	(495.77)
1037 · SVB Payroll 3991	Bill Pmt -Check	03/27/2015	DED032715	ADP, Inc.	HR Benefit Solutions 2-25-15		269.50	(269.50)
								(904,390.33)

Hipcricket Summary of New Operating Account "Other" Disbursments

Account	Type	Date	Num	Name	Category	Memo	Debit	Credit	Net
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14090	ABL Brand Consulting	Other	Leach Consulting 2-16 to 2-27-15		5,966.44	(5,966.44)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14094	Ad Juster, Inc.	Other	Jan 2015 publisher dasboard (prorated 1/21-1/31)		709.68	(709.68)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14095	Citrix Online	Other	625872		232.14	(232.14)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/16/2015	14124	Clark Nuber	Other			10,000.00	(10,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/16/2015	14123	Clark Nuber	Other	Progress billing for Audit of Emp Benefit Plan for 12-31-14 thru 1-16-15		1,500.00	(1,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14076	Cogent Communications	Other	HIPCRICK90001		400.00	(400.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14129	Cogent Communications	Other	HIPCRICK90001		400.00	(400.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14098	Comcast (Bellevue)	Other	8498330081899828		124.72	(124.72)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14097	Comcast-877130-011-1605584-Chicago Cable	Other	8771300111605584		223.83	(223.83)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/05/2015	14118	Cory Johnson	Other			400.00	(400.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14099	Culligan	Other	Feb 2015		35.59	(35.59)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14131	Culligan	Other	March 2015		35.59	(35.59)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14132	De Lage Landen Financial Services, Inc	Other	(April2015) 24 month Lease for Sirius Computer Equipment - GA		2,433.95	(2,433.95)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14100	Deluxe Checks	Other			410.15	(410.15)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14133	Ensighten	Other	1st 3-24-15 to 06-23-15		4,350.00	(4,350.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/23/2015	14127	Ensighten	Other	4th Qtr 1-21-15 to 3-23-15		2,996.67	(2,996.67)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14101	Ernest Leitch	Other	Swf html conversion 1-29-15		540.00	(540.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	DED030915	FP Mailing Solutions	Other	Postage		100.00	(100.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14103	Free Vector Advisors	Other			680.00	(680.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14088	Gibson & Assoc	Other	Denhman Recruiting Fee.		3,038.75	(3,038.75)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14135	Glance Network	Other	01-21-15 to 01-21-2016 Web Conference application used by Sales to demo our product and help cli...		2,235.00	(2,235.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14080	Hardwell Acquisition, LLC	Other	t57087		9,687.50	(9,687.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14136	IDiscover	Other			4,072.78	(4,072.78)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14104	Infinite	Other	Account # IC24844		491.77	(491.77)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14081	Internap Network Services	Other	31387164		42,562.66	(42,562.66)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14083	LOCAiD, Inc	Other	Service dates prorated 1/21/15-1/31/15		98.12	(98.12)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14139	Manhattan Transfer Registrar	Other			489.19	(489.19)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14140	Mediant Communications LLC	Other	Notice of Commencement		130.56	(130.56)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14141	Merrill Communications, LLC	Other	Jan 26 to 02-25-15		2,483.02	(2,483.02)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14158	Mobile Giving Foundation	Other	April 2015		2,501.50	(2,501.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14142	Mobile Giving Foundation	Other	March 2015		2,500.00	(2,500.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/03/2015	14089	Mobile Giving Foundation	Other	App Fee Justin Crisis Fund		350.00	(350.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14146	New Relic	Other	Service dates 02-27 to 03-26-15 post		2,737.50	(2,737.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14106	Open Market	Other	797-140-933-94678		17,408.66	(17,408.66)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14147	Poland Springs Water	Other	Account: 0437191786		108.12	(108.12)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14148	Polestar Benefits, Inc	Other			87.18	(87.18)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14149	Quest	Other	Jan Post 01-21 to 01-31-15 and Feb		846.78	(846.78)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14150	Quotemedia, Inc.	Other			706.00	(706.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14151	Rackspace Hosting	Other	813460		738.05	(738.05)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14107	Richardson & Patel LLP	Other	Jan 2015 Post-pet		110.00	(110.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14108	Rosenbaum & Silvert	Other	Jan 2015 Post Pet		4,346.00	(4,346.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14119	Rosenbaum & Silvert	Other	Feb 2015 Patent #6154-101		2,120.00	(2,120.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14084	SEC Connect	Other			4,000.00	(4,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14152	Shred-It WA	Other	2-26-15		52.97	(52.97)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/10/2015	DED031015w	Sito Mobile Solutions	Other	Sito Interest 01-26 to 02-28-15		29,777.40	(29,777.40)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14153	Solium Capital LLC	Other	Option Ease Software 02-01 to 02-28-15		1,375.00	(1,375.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14120	Standard Parking	Other	Mar 2015		3,942.00	(3,942.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14085	Symantec Corporation	Other	Service dates prorated 1/21-15-1/31/15		2,254.84	(2,254.84)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14110	Tableau Software, Inc	Other			547.50	(547.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/09/2015	14117	The Hanover Insurance Group	Other	1510436166-001-000		5,705.96	(5,705.96)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14154	Thomas Thayer Denman	Other	02-23 to 03-13-15		8,352.50	(8,352.50)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14111	TW Telecom	Other	334293		997.10	(997.10)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14155	TW Telecom	Other	334293		997.10	(997.10)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/01/2015	14086	Urban Airship, Inc.	Other	52595		217.98	(217.98)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14156	Vehicle	Other	March Platform Fee		5,000.00	(5,000.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14112	Vehicle	Other	Feb		850.00	(850.00)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14113	Verizon Act#2126950415	Other	Acct: 2126950415779744		550.98	(550.98)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14114	Verizon Wireless	Other	Jan 2015		524.37	(524.37)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/04/2015	14115	VSP	Other	March 2015 premiums		439.04	(439.04)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/25/2015	14157	XO One and XO Communications	Other			6,201.73	(6,201.73)
1031 · SVB DIP Operating 6258	Bill Pmt -Check	03/20/2015	DED032015W	Yes,Inc. - Wire Only	Other			3,827.42	(3,827.42)
									(207,001.79)

Hipcricket Bank Reconciliation
Form MOR-1a

BALANCE PER BOOKS	Oper (old) 3381	Oper (new) 6258		Lockbox 4003		Payroll 3391		FSA 3987

BANK BALANCE									4,321.14
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	33,624.86		579,532.10		110,328.96		7,743.80		-
(-) OUTSTANDING CHECKS (ATTACH LIST)			(71,188.18)		-		-		-
OTHER (ATTACH EXPLANATION)					-		-		-
ADJUSTED BANK BALANCE *	33,624.86		508,343.92		110,328.96		7,743.80		4,321.14
GL Balance	33,624.86		508,343.92		110,328.96		7,743.80		4,321.14
Variance	-		-		-		-		-

Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
DEPOSITS IN TRANSIT

CHECKS OUTSTANDING
Aetna Inc.		03/19/15	53,090.18
Cogent Communications		03/25/15	400.00
Manhattan Transfer Registrar		03/25/15	489.19
Mediant Communications LLC		03/25/15	130.56
Mobile Giving Foundation		03/25/15	2,501.50
Mobile Giving Foundation		03/25/15	2,500.00
Mobivity, Inc		03/25/15	315.15
New Relic		03/25/15	2,737.50
Poland Springs Water		03/25/15	108.12
Polestar Benefits, Inc		03/25/15	87.18
Quest		03/25/15	846.78
Quotemedia, Inc.		03/25/15	706.00
Rackspace Hosting		03/25/15	738.05
Richardson & Patel LLP		03/04/15	110.00
Shred-It WA		03/25/15	52.97
Solium Capital LLC		03/25/15	1,375.00
Vehicle		03/25/15	5,000.00

OTHER

Reconcilation of In-Transit Activity	-		-		-		-		-

Hipcricket Schedule of Professional Fees
Form MOR-1b

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expense	Fees	Expense	Comments
Greenberg Traurig LLP	3/1/15-3/31/15	50,000.00	Hipcricket	DED031815W	03/18/15	50,000.00				DIP Lender's legal fees
Greenberg Traurig LLP	3/1/15-3/31/15	35,000.00	Hipcricket	14087	03/01/15	35,000.00	136.25			DIP Lender's legal fees
Greenberg Traurig LLP	3/1/15-3/31/15	15,000.00	Hipcricket	14079	03/01/15	14,863.75	-	100,000.00	-	DIP Lender's legal fees
Noam J. Cohen, P.A.	3/1/15-3/31/15	3,500.00	Hipcricket	14122	03/16/15	3,500.00	-	3,500.00	-
Pachulski Stang Ziehl & Jones LLP	3/1/15-3/31/15	115,000.00	Hipcricket	DED030415W	03/04/15	115,000.00	-			Includes $30k for Perkins Coie, $10k for creditor's committee
Pachulski Stang Ziehl & Jones LLP	3/1/15-3/31/15	40,000.00	Hipcricket	DED031215W	03/12/15	40,000.00	-	685,000.00	-	Includes $30k for Perkins Coie, $10k for creditor's committee
Rust Consulting Inc	3/1/15-3/31/15	-	Hipcricket	14109	03/04/15	6,343.62	-	16,343.62	-

Hipcricket Statement of Operations
Form MOR-2

REVENUES	1/21/15-2/28/15	3/31/2015	Cumulative Filing to Date
Gross Revenues $ $	2,146,145.45	1,317,136.70	3,463,282.15
Less: Returns and Allowances	(233,465.65)	(31,997.50)	(265,463.15)
Net Revenue $ $	1,912,679.80	1,285,139.20	3,197,819.00

COST OF GOODS SOLD
Beginning Inventory	-	-	-
Add: Purchases	-	-	-
Add: Cost of Labor	-	-	-
Add: Other Costs (attach schedule)	845,787.56	604,609.21	1,450,396.77
Less: Ending Inventory	-	-	-
Cost of Goods Sold	845,787.56	604,609.21	1,450,396.77
Gross Profit	1,066,892.24	680,529.99	1,747,422.23

OPERATING EXPENSES
Advertising	-	-	-
Auto and Truck Expense	-	-	-
Bad Debts	(64,999.98)	1,924.39	(63,075.59)
Contributions	-	-	-
Employee Benefits Programs	53,438.37	44,597.73	98,036.10
Insider Compensation*	94,477.17	62,984.78	157,461.95
Insurance	226,328.96	48,432.31	274,761.27
Management Fees/Bonuses	-	-	-
Office Expense	6,044.31	3,833.29	9,877.60
Pension & Profit-Sharing Plans	-	-	-
Repairs and Maintenance	-	-	-
Rent and Lease Expense	109,370.78	44,314.58	153,685.36
Salaries/Commissions/Fees	709,037.49	536,752.21	1,245,789.70
Supplies	-	-	-
Taxes - Payroll	104,426.79	59,111.96	163,538.75
Taxes - Real Estate	204.26	204.26	408.52
Taxes - Other	-	-	-
Travel and Entertainment	42,774.20	30,833.62	73,607.82
Utilities	1,551.51	1,361.08	2,912.59
Other (attach schedule)	556,005.39	111,745.86	667,751.25
Total Operating Expenses Before Depreciation	1,838,659.25	946,096.07	2,784,755.32
Depreciation/Depletion/Amortization	673,701.46	336,847.76	673,701.46
Net Profit (Loss) Before Other Income & Expenses	(1,445,468.47)	(602,413.84)	(1,711,034.55)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)	36.36	8.71	45.07
Interest Expense	(11,500.57)	(24,264.08)	(35,764.65)
Other Expense (attach schedule)	162.92	(119.24)	43.68
Net Profit (Loss) Before Reorganization Items	(1,456,769.76)	(626,788.45)	(1,675,358.65)

REORGANIZATION ITEMS
Professional Fees	530,000.00	264,707.37	794,707.37
U. S. Trustee Quarterly Fees	-	-	-
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	-	-	-
Gain (Loss) from Sale of Equipment	-	-	-
Other Reorganization Expenses (attach schedule)	-	-	-
Total Reorganization Expenses	530,000.00	264,707.37	794,707.37
Income Taxes	(69,354.93)	2,398.35	(69,354.93)
Net Profit (Loss)	(1,917,414.83)	(893,894.17)	(2,400,711.09)

Hipcricket Statement of Operations
Form MOR-2-CONTD

Breakdown of "Other" Category	1/21/15-1/31/15	3/31/2015	Cumulative Filing to Date

Other Costs
5501 · Hosting Expense	103,431.11	60,436.40	163,867.51
5601 · Content Delivery	322,338.76	191,769.06	514,107.82
5602 · Content Creation	17,869.59	4,550.00	22,419.59
5650 · Media Buys Costs	318,814.76	306,187.08	625,001.84
5950 · IP COGS	83,333.34	41,666.67	125,000.01
	845,787.56	604,609.21	1,450,396.77

Other Operational Expenses
6015 · Contractors	29,188.56	21,564.86	50,753.42
6106 · Trade Show & Seminar Expense	15,000.00	-	15,000.00
6108 · Public Relations	645.56	-	645.56
6177 · Outside Services - Selling	15,424.20	7,733.60	23,157.80
6186 · Outside Services - Mktg	4,870.12	2,185.95	7,056.07
6189 · Trade Shows & Seminars	91.53	-	91.53
6289 · Outside services - Development	98.12	-	98.12
6489 · Outside Services - Other	80,000.00	40,000.00	120,000.00
6525 · Bank Service Charges	29,857.96	1,809.79	31,667.75
6550 · Computer & Software Expense - Other	25,609.19	6,204.15	31,813.34
6550.2 · Software	547.50	-	547.50
6553 · Dues & Subscriptions	8,285.68	3,779.50	12,065.18
6555 · Telephone - Landline	17,149.73	7,377.34	24,527.07
6556 · Telephone - Mobile	5,367.73	3,481.69	8,849.42
6560 · Postage & Delivery	208.75	1,791.74	2,000.49
6572 · Public Company Expenses	36,264.56	2,425.00	38,689.56
6580 · Recruiting & Relocation Expense	424.00	-	424.00
6589 · Outside Services - Other	18,578.99	4,616.15	23,195.14
6710 · Legal - Corporate - Other	224,439.27	(21,062.85)	203,376.42
6711 · Legal - IP Litigation	680.00	-	680.00
6712 · Legal - IP New / Renewal	24,846.00	(12,288.50)	12,557.50
6714 · Legal - Litigation	(20,572.06)	3,937.94	(16,634.12)
6730 · Consultants	39,000.00	38,189.50	77,189.50
	556,005.39	111,745.86	667,751.25

Other Income
7100 · INTEREST INCOME	36.36	8.71	45.07
	36.36	8.71	45.07

Other Expense
7630 · Gain/Loss on Asset	-	(80.24)	(80.24)
7650 · Late Fees	(26.14)	(39.00)	(65.14)
7900 · Foreign Exchange - G/L	189.06	-	189.06
	162.92	(119.24)	43.68

Hipcricket Balance Sheet
Form MOR-3

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	664,362.68	70,563.06
Restricted Cash and Cash Equivalents (see continuation sheet)	255,653.46	419,931.14
Accounts Receivable (Net)	3,139,072.46	3,410,949.01
Notes Receivable	-	-
Inventories	-	-
Prepaid Expenses	525,860.43	863,767.10
Professional Retainers	-	-
Other Current Assets (attach schedule)	-	-
TOTAL CURRENT ASSETS $ $	4,584,949.03	4,765,210.31

PROPERTY AND EQUIPMENT
Real Property and Improvements	-	-
Machinery and Equipment	1,147,844.73	1,175,355.97
Furniture, Fixtures and Office Equipment	180,245.17	221,895.92
Leasehold Improvements	86,789.64	142,516.64
Vehicles	-	-
Less Accumulated Depreciation	(1,176,832.36)	(1,273,386.03)
TOTAL PROPERTY & EQUIPMENT $ $	238,047.18	266,382.50

OTHER ASSETS
Loans to Insiders*	-	-
Other Assets (attach schedule)	10,731,841.48	11,714,135.62
TOTAL OTHER ASSETS $ $	10,731,841.48	11,714,135.62

TOTAL ASSETS $	15,554,837.69	16,745,728.43

Liabilities and Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	550,953.05	40,337.38
Taxes Payable (refer to FORM MOR-4)	10,748.32	-
Wages Payable	-	-
Notes Payable (DIP Loan)	3,438,652.20	-
Rent / Leases - Building/Equipment	29,874.90	-
Secured Debt / Adequate Protection Payments	-	-
Professional Fees	-	-
Amounts Due to Insiders*	-	-
Other Postpetition Liabilities (attach schedule)	(2,498.42)	-
TOTAL POSTPETITION LIABILITIES	4,027,730.05	40,337.38

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	72,571.49	2,001,094.57
Priority Debt	225,153.55	228,641.72
Unsecured Debt	10,389,287.49	10,383,699.29
Unsecured Debt - Accrued Liabilities	3,044,875.04	3,485,426.40
TOTAL PRE-PETITION LIABILITIES $ $	13,731,887.57	16,098,861.98

TOTAL LIABILITIES	17,759,617.62	16,139,199.36

OWNER EQUITY
Capital Stock	15,478.75	15,478.75
Additional Paid-In Capital	188,998,911.38	188,998,911.38
Partners' Capital Account	-	-
Owner's Equity Account	-	-
Retained Earnings - Pre-Petition	(188,407,861.06)	(188,407,861.06)
Retained Earnings - Postpetition	(2,811,309.00)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-
NET OWNER EQUITY $ $	(2,204,779.93)	606,529.07

TOTAL LIABILITIES AND OWNERS' EQUITY	15,554,837.69	16,745,728.43
	15,554,837.69	16,745,728.43
	(0.00)	-

Hipcricket Statement of Operations
Form MOR-2-CONTD

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date

Restricted Cash
1100 · Restricted Cash-Wells Fargo	50,653.46	214,931.14	Yahoo ILOC, Yahoo drew down funds in March
1105 · Restricted Cash-SVB Lease LOC	105,000.00	105,000.00	LOC for lease
1110 · Restricted Cash-SVB CC	100,000.00	100,000.00	Security for credit cards
	255,653.46	419,931.14

Other Current Assets
	-	-

Other Assets
1700 · INTANGIBLE ASSETS	10,573,821.47	11,556,115.61
1726 · Deposits	158,020.01	158,020.01
	10,731,841.48	11,714,135.62

Liabilities and Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date

Other Postpetition Liabilities
2202 · Accrued Payroll	(27,119.46)	-
2203 · Payroll Liabilities	2,067.34	-
2205 · Accrued Commissions	43,810.84	-
2207 · Accrued Accounts Payable	29,585.62	-
2209 · Accumulated Deductions Payable	754.87	-
2210 · Accrued Liabilities	3,609.29	-
2211 · Colonial Fiduciary Liability	285.00	-
2230 · Accrued Cost of Sales	(74,455.28)	-
2301 · Accum. Deferred Revenue	90,537.53	-
2550 · Sales Tax Payable	1,490.77	-
2650 · LT- Deferred Tax Liability	(73,064.94)	-
	(2,498.42)	-

Adjustments to Owner Equity
Postpetition Contributions (disbributions) (Draws)

Other Prepetition Liabilities
2201 · Deferred Rent - ST	-	(7,809.52)
2202 · Accrued Payroll	364,130.55	400,950.97
2203 · Payroll Liabilities	-	48.87
2205 · Accrued Commissions	-	330,359.70
2207 · Accrued Accounts Payable	(67,135.92)	(67,092.62)
2209 · Accumulated Deductions Payable	1,563.08	1,563.08
2210 · Accrued Liabilities	425,103.23	425,103.24
2211 · Colonial Fiduciary Liability	-	(142.50)
2220 · Accrued Restructuring Charges	9,798.81	9,798.81
2230 · Accrued Cost of Sales	9,674.18	76,916.70
2245 · Lease Incentive Obiligation	52,352.26	55,431.76
2301 · Accum. Deferred Revenue	130,755.78	130,755.78
2550 · Sales Tax Payable	1,922.57	1,922.57
2600 · Deferred Rent - LT	192,456.10	203,365.16
2650 · LT- Deferred Tax Liability	1,924,254.40	1,924,254.40
	3,044,875.04	3,485,426.40

Hipcricket Status of Post-Petition Taxes
Form MOR-4

Status of Postpetition Taxes

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Payroll Related
Withholding	-	126,666.97				126,666.97
FICA-Employee	-	53,346.44				53,346.44
FICA-Employer	-	53,346.48				53,346.48
Unemployment	-	84.45				84.45
State Income Tax	-	17,440.52				17,440.52
State Unemployment EE	-	6.25				6.25
State Unemployment ER	-	4,994.25				4,994.25
State Disability	-	431.98				431.98
Local Income Tax	-	1,328.65				1,328.65
Payments			105,818.14	03/12/15	5567	(105,818.14)
Payments			151,827.85	03/30/15	7461	(151,827.85)
Total Payroll Related Taxes	-	257,645.99	257,645.99			-

Federal
Income	-	-	-			-
Other	-	-	-			-
Total Federal Taxes	-	-	-			-

State and Local
Withholding	1,698.68	4,197.30	-			5,895.98
Sales	2,385.32	1,833.93	(382.80)	03/20/15	DED031817W
Sales	-	-	(1,383.12)	03/20/15	DED031816W	2,453.33
Excise	-	-	-			-
Unemployment	1,252.00	644.87	-			1,896.87
Real Property	-	-	-			-
Personal Property	334.76	167.38	-			502.14
Other	-	-	-			-
Total State and Local	5,670.76	6,843.48	(1,765.92)			10,748.32

Total Taxes	5,670.76	264,489.47	255,880.07			10,748.32

Summary of Unpaid Postpetition Debts

Accounts Payable	Current	0-30	31-60	91-90	Over 90 Total	Total
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders*	-	-	-	-	-	-
Other	-	-	-	-	-	-
Other	-	-	-	-	-	-
Total Postpetition Debts	-	-	-	-	-	-

Hipcricket AR Reconciliation & Aging
From MOR-5

	Amount
Accounts Receivable Reconciliation Amount
Total Accounts Receivable at the beginning of the reporting period	3,309,821.66
=+ Amounts billed during the period	1,180,795.86
=- Amounts collected during the period	(1,258,042.74)
Total Accounts Receivable at the end of the reporting period	3,232,574.78

Accounts Receivable Aging Amount	Amount
0 - 30 days old	2,246,349.53
31 - 60 days old	336,978.50
61 - 90 days old	248,720.05
91+ days old	400,526.70
Total Accounts Receivable	3,232,574.78
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	3,232,574.78

DEBTOR QUESTIONNAIRE
Must be completed each month Yes No	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local rule 4004-3.
		X

1 - Furniture & misc office equipment in the 3 office rentals were disposed of in March due to vacating the office spaces